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                                                                    EXHIBIT 10.3



                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is entered into as of ___________, 1998, by and between AMRESCO CAPITAL TRUST, a Texas real estate investment trust (the "Company"), AMREIT HOLDINGS, INC., a Nevada corporation ("Holdings"), and AMREIT MANAGERS, L.P., a Delaware limited partnership (the "Manager," and collectively with Holdings, the "Shareholders").


                                   WITNESSETH:

         WHEREAS, the Company and AMRESCO, INC. have entered into an agreement (the "Purchase Agreement") pursuant to which the Company has agreed to sell to Holdings, and Holdings has agreed to purchase from the Company, up to 2,556,000 common shares of beneficial interest, par value $.01 per share ("Common Shares"), of the Company;

         WHEREAS, the Company and the Manager have entered into an agreement (the "Management Agreement") pursuant to which the Manager will perform managerial services for the Company and its subsidiaries;

         WHEREAS, the Company has established its 1998 Share Option and Incentive Award Plan (the "Plan") pursuant to which options to acquire Common Shares may be granted, and, pursuant to an agreement between the Company and the Manager (the "Share Option Agreement"), the Company has granted to the Manager options (the "Options") to purchase 2,222,322 Common Shares over a four-year vesting period;

         WHEREAS, neither the Common Shares to be acquired by Holdings pursuant to the Purchase Agreement nor the Common Shares subject to the Options have been registered under the Securities Act of 1933, as amended;

         WHEREAS, from time to time, Holdings or the Manager may acquire additional Common Shares; and

         WHEREAS, the parties desire to set forth certain rights of Holdings and the Manager as holders of Common Shares.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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         1.       DEFINITIONS.

                  "Commission" means, as of any time, the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Demand Registration" means the registration of a Registrable Security pursuant to the terms and provisions of Section 2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                  "Holder" means any Shareholder, and, subject to Section 10(f), any assignee or transferee of a Registrable Security initially held by any Shareholder, which assignee or transferee expressly is granted rights as a Holder hereunder by any Shareholder at the time of such transfer.

                  "Indemnified Party" means a party who is to be indemnified pursuant to Section 7.

                  "Indemnifying Party" means a party who shall indemnify an Indemnified Party pursuant to Section 7.

                  "Inspectors" has the meaning set forth in Section 5(h).

                  "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, any regulatory authority or any other entity or organization.

                  "Piggy-back Registration" means the registration of a Registrable Security pursuant to the terms and provisions of Section 3.

                  "Pro Rata Basis" means a pro rata allocation based on the number of Registrable Securities requested to be included in a registered offering pursuant hereto.

                  "Records" has the meaning set forth in Section 5(h).

                  "Registrable Securities" means the Common Shares currently held by the Shareholders, all Common Shares hereafter acquired by any Shareholder, including all Common Shares issuable pursuant to the Options, and any and all securities of the Company issued or issuable with respect to such Common Shares by way of a dividend, reclassification, stock split, or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the

REGISTRATION RIGHTS AGREEMENT - PAGE 2

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Commission and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold without subsequent registration under the Securities Act or (iv) the Registrable Security is eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

                  "Registration Expenses" means those expenses associated with any registration statement filed hereunder, as described in Section 6.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

                  "Shelf Registration" means the registration of a Registrable Security pursuant to the terms and provisions of Section 2(b).

                  "Term" means that period of time set forth in Section 10(b).

                  "Underwriter" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

         2.       DEMAND REGISTRATION.

                  (a) Request for Registration. At any time after the earlier to occur of (i) the expiration of the Lock-Up Period (as defined in Section 4(a)) and (ii) the date when the Manager (or any other member of the AMRESCO Group, as defined in the Management Agreement) ceases for any reason to act as manager for the Company pursuant to the Management Agreement (or any similar agreement), any Holder may make a written request ("Demand Notice") for registration under Rule 415 of the Securities Act (a "Demand Registration") of all or part of its Registrable Securities, subject to the terms and conditions hereof. Each Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall not be required to file and effect more than two Demand Registrations pursuant to this Section 2(a).

         Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to honor any Demand Notice requesting a Demand Registration, or otherwise cause a Demand Registration to become effective if the Demand Notice is delivered to the Company during the period commencing 90 days before the effective date of a registration statement pursuant to which the Company is offering shares of any class of equity securities of the Company in an underwritten offering and ending 120 days after the closing date of any such offering.

REGISTRATION RIGHTS AGREEMENT - PAGE 3

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                  (b) Effective Registration and Expenses. Upon receipt of a written request for a Demand Registration, the Company will (i) take appropriate action, on a reasonable, timely basis, to prepare and file a registration statement covering the Registrable Securities requested to be included in such Demand Registration (subject to Section 2(d)) and (ii) use its commercially reasonable efforts to cause each Demand Registration to become effective under the Securities Act and thereafter to keep it effective under the Securities Act until the earliest of (A) the date on which the Holders no longer hold any Registrable Securities registered under the Demand Registration, (B) the date on which the Registrable Securities registered under the Demand Registration may be sold by the Holders thereof pursuant to Rule 144(k) promulgated under the Securities Act or (C) the date which is two years from the effective date of such Demand Registration statement.

                  (c) No Third-Party Piggy-back on Demand Registrations. Neither the Company nor any of its respective securityholders (other than the Holders of Registrable Securities in such capacity pursuant to Section 3) may include securities of the Company in any Demand Registration without the prior written consent of the Demanding Holder (as hereinafter defined) or, if more than one Demanding Holder, the Majority Demanding Holder (as hereinafter defined), and the Company shall not enter into any agreement providing any such right to any of its securityholders.

                  (d) Priority on Demand Registrations. In the event the offering of shares pursuant to a Demand Registration shall be in the form of an underwritten offering pursuant to Section 2(e), if the managing Underwriter or Underwriters of such offering advise the Company and the selling Holders in writing that, in their good faith judgment, the number of Registrable Securities and any other securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering (a "Material Adverse Effect"), the Company shall include in such registration the aggregate number of Common Shares which in the good faith judgment of such managing Underwriter or Underwriters can be sold without any such Material Adverse Effect, and such amount shall be allocated (i) first on a Pro Rata Basis among the selling Holders, unless any of the selling Holders desires to sell a number of Registrable Securities that is less than the total pro rata amount that it is entitled to sell, in which event the number of Registrable Securities not so elected to be sold shall be allocated among the other selling Holders on a Pro Rata Basis, and (ii) second, among the Company and, subject to Section 2(c), all other holders of securities of the Company permitted to include their securities in such Demand Registration (allocated among such shareholders as they may so determine).

                  (e) Manner of Offering; Selection of Underwriters. If the Holder(s) requesting a Demand Registration ("Demanding Holder(s)") so requests (or if more than one Demand Holder, if the Demanding Holder owning a majority of the Registrable Securities requested to be included in the Demand Registration by the Demanding Holders so requests (the "Majority Demanding Holder")), the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. If a Demand Registration is in the form of an underwritten offering, the Majority Demanding Holder shall select the managing Underwriter or Underwriters to be used in

REGISTRATION RIGHTS AGREEMENT - PAGE 4

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connection with the offering; provided, however, that such Underwriter or
Underwriters must be reasonably satisfactory to the Company.

         3.       PIGGY-BACK REGISTRATION.

                  (a) Request for Registration. At any time after the date hereof (subject to the provisions of Section 4(a)), if the Company proposes to file a registration statement under the Securities Act (other than a registration statement on Form S-4 or S-8 (or any successor form that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or offering of securities or debt solely to the Company's existing security or debt holders) with respect to an offering of any class of equity securities by the Company for its own account or for the account of any of its security holders, then the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 nor more than 60 days before the anticipated filing date). Such notice shall offer each Holder the opportunity to have all or any of the Registrable Securities held by such Holder included in the registration statement proposed to be filed or, at the Company's option, in a separate registration statement to be filed concurrently with such registration statement (the "Piggyback Registration"). Within ten days after receiving such notice, each Holder may make a written request to the Company that any or all of the Holder's Registrable Securities be included in the Piggy-back Registration, which notice shall specify the number of shares to be so included. Subject to Section 3(b), the Company shall include in the Piggy-back Registration (or in a separate registration statement filed concurrently therewith) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten days after the receipt by each Holder of the Company's notice. The Company may in its discretion withdraw any registration statement filed pursuant to this Section 3(a) subsequent to its filing without liability to the Holders except with respect to expenses. Any Holder shall be permitted to withdraw all or part of such Holder's Registrable Securities requested to be included in a Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration without any liability for any Registration Expenses.

                  (b) Priority on Piggy-back Registration. If any Piggy-back Registration is to be an underwritten offering, the Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters to permit the shares of Registrable Securities requested by the Holders of Registrable Securities ("Selling Piggyback Holders") to be included in the Piggy-back Registration (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if the managing Underwriter or Underwriters of such offering advise the Company in writing that, in their good faith judgment, the number of Registrable Securities and any other securities requested to be included in such offering is sufficiently large to have a Material Adverse Effect, then (i) if such Piggy-back Registration is incident to a primary registration on behalf of the Company, the amount of securities to be included in the Piggy-back Registration for any Persons other than the Company and the Selling Piggy-back Holders shall first be reduced, and thereafter the Registrable Securities to be offered for the account of the Selling Piggy-back Holders shall be reduced or limited on a Pro Rata Basis so that the total number of securities to be

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included in the offering shall be the total number of securities recommended by such managing Underwriter or Underwriters, unless any of the Selling Piggy-back Holders desires to sell a number of Registrable Securities that is less than the total pro rata amount that it is entitled to sell, in which event the number of Registrable Securities not so elected to be sold shall be allocated among the other Selling Piggy-back Holders on a Pro Rata Basis, and (ii) if such Piggy-back Registration is incident to a secondary registration on behalf of holders of securities of the Company (excluding pursuant to Section 2, in which priority will be governed by Section 2(d)), the Company shall include in such registration statement (A) first, the number of securities of such Person(s) on whose behalf the registration is being made (allocated among such Persons as they may so determine), (B) second, the number of Registrable Securities requested to be included in such registration pursuant to this Section 3 in excess of the securities such Persons on whose behalf the registration is being made propose to sell that, in the good faith judgment of such managing Underwriters, can be sold without causing a Material Adverse Effect on such offering, allocated among the Selling Piggy-back Holders on a Pro Rata Basis as described in clause (i) above and (C) third, the number of securities requested to be included in such registration by the Company or by other Persons pursuant to similar piggy-back registration rights (allocated among the Company and such Persons as they may so determine).

         4.       HOLDBACK AGREEMENTS.

                  (a) Restrictions on Sale by Holders of Registrable Securities. Upon inclusion by the Company of any Holder's Registrable Securities in a registration statement filed pursuant to Sections 2 or 3, such Holder agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering. Each of Holdings and the Manager acknowledges that it is subject to certain restrictions on its ability to sell its Common Shares pursuant to agreements between Holdings and the Manager, respectively, and the underwriters of the Company's initial public offering, and agrees that it shall not request any registration of its Registrable Securities pursuant to the terms hereof until such restrictions have been terminated or waived (the period during which such restrictions are in effect being herein referred to as the "Lock-Up Period").

                  (b) Restrictions on Public Sale by the Company. The Company agrees (i) that it shall not effect any public or private sale or distribution of securities of the nature of the Registrable Securities, or any securities convertible into or exchangeable or exercisable for securities of the nature of the Registrable Securities (except pursuant to a registration statement on Form S-4 or S-8 or any successor form that may be adopted by the Commission), during the 14 days prior to, and during the 90-day period beginning on, the effective date of any Demand Registration other than a Shelf Registration and

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(ii) that any agreement entered into after the date hereof pursuant to which the
Company agrees to issue any securities, the issuance of which is not registered under the Securities Act, shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in clause (i) above, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the provisions of this Section 4(b) shall not prevent the grant of options or similar rights to employees of the Company pursuant to the Plan and shall not prevent the exercise, conversion or exchange of any securities pursuant to their terms into or for other securities.

         5.       REGISTRATION PROCEDURES.

         Subject to the other provisions and limitations contained herein whenever any Holder has requested that any Registrable Securities be registered pursuant to Sections 2 or 3, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become effective under the Securities Act; provided, however, that, (i) at least five days before filing a registration statement or prospectus or as promptly as practicable prior to filing any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holder or Holders of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel and (ii) after the filing of the registration statement, the Company will promptly notify each such Holder and such counsel of comments received from, or any stop order issued or threatened by, the Commission and take all reasonable actions required to respond to such comments or, as the case may be, prevent the entry of such stop order or to remove it if it has been entered;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period required by the terms hereof, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition as set forth in such registration statement;

                  (c) furnish to each Holder of Registrable Securities covered by such registration statement, prior to filing the registration statement, if requested, copies

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         of such registration statement as proposed to be filed, and thereafter furnish to each such Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated or deemed to be incorporated therein by reference), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as each such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such Holder;

                  (d) register or qualify, or file requisite notifications with respect to the sale of, such Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such registration statement reasonably (in light of each such Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary to enable each such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by each such Holder and keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is effective; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) use its commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Holder of Registrable Securities covered by the registration statement to consummate the disposition of such Registrable Securities; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (f) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, (i) notify each Holder of Registrable Securities covered by the registration statement of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus, (ii) prepare and file such supplement, amendment or any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) promptly make available to each such Holder any such supplement, amendment or other document;


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                  (g) enter into and perform customary agreements (including an underwriting agreement in customary form with the managing Underwriter or Underwriters, if any), use its commercially reasonable efforts to obtain any necessary consents in connection with any proposed registration and sale of Registrable Securities, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (h) make available for inspection during business hours on reasonable advance notice by each Holder of Registrable Securities covered by the registration statement, any Underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other professional retained by any such Holder or such Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the reasonable judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by him as a result of such inspections shall be deemed confidential and shall not be used by him as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Holder further agrees that he will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (i) if such sale is pursuant to an underwritten offering, use its commercially reasonable efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as any Holder of Registrable Securities covered by the registration statement or the managing Underwriter or Underwriters may reasonably request;

                  (j) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;


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                  (k) if requested by the managing Underwriter or Underwriters, if any, or any Holder of Registrable Securities covered by the registration statement in connection with an underwritten offering pursuant to Sections 2 or 3, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter or Underwriters, if any, and/or any such Holder reasonably requests to be included therein, as may be required by applicable laws and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions pursuant to this Section 5(k) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

                  (l) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement filed in connection herewith, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                  (m) cooperate with each Holder of Registrable Securities covered by the registration statement and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates or notes shall not bear any restrictive legends and shall be in a form eligible for deposit with the transfer agent for the Common Stock; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriters, if any, or holders may request at least two business days prior to any sale of Registrable Securities; and

                  (n) take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

         Notwithstanding the provisions of this Section 5, the Company shall be entitled to postpone, for a reasonable period of time not to exceed 45 days, the filing or effectiveness of any registration statement under Sections 2 or 3 if
(A) the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could materially interfere with or adversely affect bona fide financing, acquisition or other material business plans of the Company (including a proposed primary offering by the Company of its own securities) at the time the right to delay is exercised or would require disclosure of non-public information, the premature disclosure of which could materially adversely affect the business, properties, operations or financial results of the Company; provided, however, that the Company shall not be required to disclose to the Holders requesting registration any such transaction, plan or non-public information or (B) at any time prior to the effectiveness of any Demand Registration or Piggy-back Registration the Company determines that it is unable to comply with the provisions of Article 3 or
Article 11 of Regulation S-X under the Securities Act, to the extent then applicable to the Company. If the Company postpones the filing or effectiveness of a

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registration statement pursuant hereto, it shall promptly notify in writing the
Holders of Registrable Securities requesting such registration when the events or circumstances permitting such postponement have ended and at such time shall proceed with the filing of the registration statement as requested.

         The Company may require each Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

         Each Holder requesting registration of Registrable Securities pursuant to Sections 2 or 3 shall cooperate with the Company and, if applicable, the Underwriter or Underwriters in providing such information and executing and delivering such documents as the Company or the Underwriter or Underwriters reasonably shall request in connection with any such registration, and the Company shall not be obligated to include in any such registration any Registrable Securities of any Holder who does not comply with this paragraph.

         Each Holder of Registrable Securities covered by a registration statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 5(f), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(b)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(f) to the date when the Company shall make available to such Holder a prospectus supplemented or amended to conform with the requirements of Section 5(f).

         6.       REGISTRATION EXPENSES.

         In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees; (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with any blue sky qualifications of the Registrable Securities); (c) printing expenses (including expenses of printing certificates for Registrable Securities); (d) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (e) any fees and expenses incurred in connection with the listing of the Registrable Securities on the national securities exchange or automated quotation system on which the Common Shares are listed; (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the costs

REGISTRATION RIGHTS AGREEMENT - PAGE 11
associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5(i)); (g) the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with such registration; and (h) messenger, delivery and telephone expenses related to any registration contemplated hereunder. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of any Holder (or the agents who manage his accounts), which amounts shall be the responsibility of the selling Holder or Holders.

         7.       INDEMNIFICATION; CONTRIBUTION.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities and, if applicable, its directors and officers and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, covered by a registration statement filed pursuant hereto from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal and other costs of investigation and defense) (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this Section 7(a) shall not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such Losses at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Holder to provide such Person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors, and each Person who controls such Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as the indemnification of Holders provided in this
Section 7(a).

                  (b) Indemnification by Holders. Each Holder agrees to indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (other than the Holder), covered by a registration statement filed pursuant hereto from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out

REGISTRATION RIGHTS AGREEMENT - PAGE 12
of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf, solely in such Holder's capacity as a Holder and not in his capacity as a trust manager or officer of the Company, as manager of the Company pursuant to the Management Agreement, or as a director of officer of the Manager, if applicable, expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this Section 7(b) shall not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the Person asserting any such Losses at or prior to the written confirmation of the sale of the Common Shares concerned to such Person if it is determined that it was the responsibility of the Company or any other Person or entity (other than the Holder) to provide such Person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses. Each Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors, and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as the indemnification of the Company provided in this Section 7(b).

                  (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Sections 7(a) or 7(b) (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to promptly assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or (iv) the Indemnified Party's counsel shall have advised the Indemnified Party that there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party and that the Indemnifying Party is not able to assert on behalf of or in the name of the Indemnified Party (in which case of either (iii) or (iv), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party); it being

REGISTRATION RIGHTS AGREEMENT - PAGE 13
understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  (d) Contribution. If the indemnification provided for in this
Section 7 is unavailable to the Indemnified Parties in respect of any Losses (other than by reason of exceptions provided in Section 7(a) or 7(b)), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and Holders (together with any other selling shareholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein), on the other hand, with respect to the statements or omissions which resulted in such Losses, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and Holders (together with any other selling shareholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein), on the other hand, from the offering of the securities covered by such registration statement. The relative fault of the Company on the one hand and of Holders (together with any other selling shareholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and such party's relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and Holders (together with any other selling shareholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein) on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to the total proceeds (net of underwriting discounts and commissions but before deducting expenses) received by the Holders (together with any other selling shareholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein).

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if

REGISTRATION RIGHTS AGREEMENT - PAGE 14
the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding subsection. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Survival. The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resale of the Registrable Securities.

         8.       PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons or entities entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of its Registrable Securities to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Holder's power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration.

         9.       SPECIAL COVENANT.

         The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action that any Holder may reasonably request to enable such Holder to sell Registrable Securities, from time to time, without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

REGISTRATION RIGHTS AGREEMENT - PAGE 15

         10.      MISCELLANEOUS.

                  (a) Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, each Holder will be entitled to specific performance of its rights hereunder. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions hereof and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) Term. The term hereof shall terminate on the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the first date on which there are no longer any Registrable Securities (the "Term").

                  (c) No Inconsistent Agreements. The Company will not on or after the date hereof enter into any agreement with respect to its securities which is inconsistent with the rights granted to Holders herein or otherwise conflicts with the provisions hereof.

                  (d) Amendments and Waivers. The provisions hereof may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders.

                  (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to Holdings or the Manager, at the most current address given to the Company in accordance with the provisions of this Section 10(e)(i), which address initially is:

                                   c/o AMRESCO, INC.
                                   700 North Pearl Street
                                   Suite 2400, LB 342
                                   Dallas, Texas 75201
                                   Attention:  President and General Counsel

                           (ii) if to the Company, at its most current address and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this section, which address initially is:

                                   AMRESCO CAPITAL TRUST
                                   700 North Pearl Street
                                   Suite 2400, LB 342
                                   Dallas, Texas 75201
                                   Attention:  President and General Counsel


REGISTRATION RIGHTS AGREEMENT - PAGE 16

                  (f) Successors and Assigns. The Company shall not assign its rights or obligations hereunder without the prior written consent of the Holders. Holder may assign their respective rights and obligations hereunder to Persons to whom they transfer or otherwise assign Registrable Securities. In the event of any such assignment, such assignees shall be entitled to the rights of the assignor only to the extent such rights expressly are assigned to such assignor. Any assignment of rights hereunder in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company (including, without limitation, any successor by operation of law or any purchaser or acquiror of all or substantially all of the assets of the Company) and each Holder; provided, however, that any assignee or transferee of Registrable Securities that is deemed a Holder hereunder shall be entitled to the rights and benefits afforded such Person hereby only upon such Person's execution and delivery of an addendum hereto, in form and substance acceptable to the Company, agreeing to be bound by the duties and obligations of a Holder hereunder.

                  (g) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and each Holder to execute each of such counterparts, but when both have executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement hereof is sought.

                  (h) Headings. The headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

                  (j) Severability. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part hereof a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  (k) Entire Agreement. This Agreement is intended by the Company and the Holders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter

REGISTRATION RIGHTS AGREEMENT - PAGE 17
contained herein. This agreement supersedes all prior agreements and understandings between the Company and the Holders with respect to such subject matter.

                  (l) Third Party Beneficiaries. Subject to the terms of Section 10(f), this Agreement is intended for the benefit of the Company and the Holders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  (m) Attorneys' Fees. In any proceeding brought to enforce any provision hereof, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.



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REGISTRATION RIGHTS AGREEMENT - PAGE 18

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

         COMPANY:                            AMRESCO CAPITAL TRUST



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

         HOLDINGS:                           AMREIT HOLDINGS, INC.



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

         MANAGER:                            AMREIT MANAGERS, L.P.

                                             By:  AMREIT MANAGERS G.P., INC.,
                                                    its General Partner



                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------



REGISTRATION RIGHTS AGREEMENT - PAGE 19